Exhibit 99.1

American Community

Bancshares, Inc.

Southeast Super-Community Banking Conference February 10, 2005

Randy P. Helton – President & CEO Dan R. Ellis, Jr. – Sr. VP & CFO

Forward-looking Statements

Service you expect from the people you know

This presentation may contain, in addition to historical information, various “forward looking statements” that represent our judgment concerning the future and are subject to risks and uncertainties that could cause American Community’s actual operating results and financial position to differ materially from those projected in the forward looking statements. Such forward looking statements can be identified by the use of forward looking terminology, such as “may,” “will,” “expect,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereof or comparable terminology. We caution that any such forward looking statements are further qualified by important factors that could cause American Community’s actual operating results and financial position to differ materially from the forward looking statements.

ACBA Corporate Profile

Headquartered in Charlotte, North Carolina

Assets of $399 million at December 31, 2004

Opened for business in November, 1998

11 branches in the greater Charlotte metropolitan area of North Carolina and the contiguous growth counties of South Carolina with 2 more under construction

Traded on the NASDAQ Small Cap Market under the symbol ACBA

Market capitalization of approximately $70 million after the anticipated exercise of 1 million warrants

Management and Board Profile

Management team comprised of seasoned bankers

Average age – 49

Average years in banking – 23

Board of directors with strong area ties and diverse backgrounds

Public accounting

Investment banking/mergers and acquisitions

Commercial banking

Real estate

Mortgage banking

Insurance

Executive recruiting

Our Market Area

Our primary market area is the greater Charlotte metropolitan area of North and South Carolina

Union County, NC

Population of 151,000 – Monroe (pop. 29,000) is the largest city.

Fastest growing county in North Carolina.

3rd in market share in Union County

Mecklenburg County, NC

Population of 801,000 – Charlotte (pop. 594,000) is the State’s largest city and the second largest financial center in the country.

Charlotte has consistently been one of the fastest growing areas in the Southeast and is ranked 21st in US population.

Cherokee County, SC

Population of 54,000

Population growth estimated to be approximately 4%

4th in market share in Cherokee County

York County, SC

Population of 170,000

2nd fastest growing county in South Carolina

4th in per capita income in South Carolina

American Community & First National Branch Locations

NC & SC 2000 Population

120,000 – 700,000

60,000 – 119,999

35,000 – 59,999

10,000 – 34,999

McDowell

Burke

Lincoin

Polk

Cleveland

I 77/US21

I 85

I 77

Gastonia

Union

Chester Lancaster Chesterfield Stanly Montgomery Richmond Anson

Rutherford

Catawba

Iredell

Rowan

Davidson

Randolph

Cabarrus

Charlotte

Gaston

Mecklenburg

York

Cherokee

Business Plan and Philosophy

Due to bank consolidation and economic growth, we believe a need exists in our marketplace for a locally based financial services provider focused on individuals and small to med.-sized businesses

We believe it takes a combination of a good location and good people to be successful in building and expanding our franchise.

We plan to continue to develop a branch network in growing markets within our geographic region.

Our strategy has been to open new branches only after we have identified a local banker with a loyal following of loan and deposit customers.

Business Plan and Philosophy (Con’t)

While eight of our branches have been established de-novo, and three acquired in the FNB purchase, we will continue to consider branch or whole-bank purchases that fit within our geographic region.

We will continue to be highly involved in the communities we serve through our participation in and sponsorship of civic and charitable activities. By demonstrating our commitment to serving our communities we accomplish the following all which assist in the development of our business:

Enhance our image in the community;

Develop brand awareness; and

Create customer loyalty

We believe that our approach to building a strong branch network with a focus on quality service in our local communities, shared with the empowerment of our bankers to make local decisions, will create value for our shareholders.

Balance Sheet Data

$450,000

$400,000

$350,000

$300,000

$250,000

$200,000

$150,000

$100,000

Gross Loans

Total Assets

Deposits

2004

2003

2002

2001

At the Year ended December 31,

2004

2003

2002

2001

$ 399,089

$ 281,253

$ 215,105

$ 181,956

Total Assets

307,824

204,533

165,366

141,267

Gross Loans

306,516

208,163

174,715

154,909

Deposits

37,126

24,189

23,076

13,577

Total Equity

Loan Mix as of 12/31/2004

Leases

5%

Consumer

10%

C&I

29%

Resid Mortgage

17%

Construction

13%

Comm RE

26%

Diversified portfolio

64% of loans float with prime

Loan Quality

North Carolina

Banks

Southeast

Banks

Peer*

Peer*

All

All

ACBA

Net Charge-Offs to Average Loans

0.18%

0.13%

0.16%

0.20%

0.11%

Non-performing Assets +90 Day to Total Assets

0.34%

0.57%

0.40%

0.43%

0.30%

Loan Loss Reserve to Total Loans

1.30%

1.24%

1.24%

1.30%

1.13%

Loan Loss Reserve to Non-performing Loans

299.69%

191.29%

248.39%

247.93%

395.91%

* Peer banks are defined as banks with assets between $250 and $750 million Source – SNL Datasource for latest dates available

Deposit Mix Change

As of 12/31/00

As of 12/31/04

Time Deposits

Time Deposits,

58%

73%

Demand

Demand, 10%

15%

Savings

Savings, 1%

4%

Money Mkt and

Money Mkt and

Now

Now, 22%

23%

Core Deposit Growth

Core Deposits as a % of Total Deposits *

45%

42%

37%

40%

35%

32%

35%

30%

27%

30%

25%

20%

15%

10%

5%

0%

2003

2002

2001

2000

1999

2004

* Core deposits=DDA, MM, Savings and NOW

Operating Results Net Income

$5,000

$4,000

$3,000

$2,000

$1,000

$0

2003

2002

2001

2000

1999

2004

-$1,000

Net Income

Pretax Income

Operating Results Diluted Earnings Per Share

$0.79

$0.90

$0.70

$0.48

$0.42

$0.51

$0.50

$0.30

$0.10

-$0.10

2004

2003

2002

2001

2000

1999

-$0.30

($0.07)

-$0.50

($0.60)

-$0.70

Operating Results Return on Average Equity

11.00%

9.09%

9.00%

5.91%

6.55%

5.82%

7.00%

5.00%

3.00%

1.00%

-1.00%

2004

2003

2002

2001

2000

1999

-3.00%

-0.95%

-5.00%

-7.00%

-7.50%

-9.00%

Operating Results Net Interest Margin

5.00%

4.81%

4.28%

4.50%

3.82%

4.00%

3.42%

3.26%

3.16%

3.50%

3.00%

2.50%

2.00%

1.50%

1.00%

0.50%

0.00%

2003

2004

1999

2000

2001

2002

Operating Results Efficiency Ratio

120.00%

106.26%

102.38%

100.00%

71.71%

73.99%

80.63%

80.00%

66.20%

60.00%

40.00%

20.00%

0.00%

2000

2001

2002

2003

2004

1999

Competition in the Markets We Serve

Competitor

Estimated Deposit Balances*

Wachovia

$49,675,657,000

18,820,377,000

Bank of America

1,906,912,000

BB&T

1,032,313,000

First Charter

907,705,000

First Citizens

764,991,000

NB Commerce (Suntrust)

288,409,000

American Community

First Trust

195,494,000

RBC Centura

191,809,000

110,548,000

Scottish Bank

*Source – FDIC Deposit Market Share Report as of June 30, 2004

2005 Goals

Focus on quality loan growth

Continued emphasis on growing core deposit base

Profitably leverage capital received from warrant exercise

Take advantage of consolidation within our markets to grow market share

Leverage our South Carolina acquisition and aggressively expand that market

2 Year Stock Performance

120%

Nasdaq - Total

Nasdaq - Bank

100%

ACBA

80%

60%

40%

20%

0%

Jun-03

Dec-03

Jun-04

Dec-04

Dec-02

Why We Are a Great Buy

Price/

Price/

Price/

Est.

Price/

Total

Tangible

Book

2005

LTM

Market

Market

Total

Year

Book

Value

EPS

EPS

Value

Price

Assets

Opened

(%)

(%)

(x)

(x)

($mlns)

($)

($mlns)

(yr)

State

Ticker

Company

241.1

207.1

n/a

24.7

55.5

15.55

331.3

1999

NC

CRFN

Crescent Financial

239.7

108.5

n/a

18.0

54.8

19.63

455.7

1995

SC

FCCO

First Community

207.2

172.9

28.8

40.7

111.2

16.70

535.7

1998

NC

GBTS

Gateway Financial

186.7

186.7

n/a

22.0

52.4

19.79

315.8

1999

SC

GVBK

Greenville First

236.9

236.9

20.7

30.7

87.4

19.66

450.5

1998

VA

JMBI

James Monroe

326.1

326.1

25.9

36.9

188.8

22.50

727.1

2000

TN

PNFP

Pinnacle Financial

201.7

201.7

n/a

25.1

73.8

24.85

366.1

1998

SC

SOCB

Southcoast Financial

234.2

205.7

25.1

28.3

89.1

454.6

Average:

236.9

201.7

25.9

25.1

73.8

450.5

Median:

197.1

144.8

15.9

19.5

53.8

15.41

399.1

1998

NC

ACBA

American Community

-16.8%

-28.2%

-38.7%

-22.3%

ACBA Premium (Discount) to Peer Median

Source: SNL Financial and Company Financial Reports.

Notes: (1) ACBA 2005 P/E multiple based on RBCo. estimate of $0.97.

Revised: 2/7/05.

American Community

Bancshares, Inc.

Southeast Super-Community Banking Conference February 10, 2005

Randy P. Helton – President & CEO

Dan R. Ellis, Jr. – Sr. VP & CFO